GOLDMAN SACHS TRUST

Institutional Shares of the

Goldman Sachs Global Managed Beta Fund

(the “Fund”)

Supplement dated June 17, 2022 to the

Prospectus (“the Prospectus”) and the Statement of Additional Information (the “SAI”), each dated December 29, 2021

Effective immediately, the Fund will publish information regarding its portfolio holdings on a monthly, rather than quarterly, basis subject to a thirty-day lag between the date of the information and the date on which the information is disclosed.

Accordingly, effective immediately, the second paragraph in the section of the Prospectus titled “Other Investment Practices and Securities” is replaced in its entirety with the following:

The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each month subject to a thirty-day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Effective immediately, the third paragraph in the section of the SAI titled “Other Information—Selective Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information—Portfolio Holdings Information” is replaced in its entirety with the following:

The Fund currently intends to publish complete portfolio holdings on the Trust’s website (http://www.gsamfunds.com) as of the end of each month, subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website.

This Supplement should be retained with your Prospectus and SAI for future reference.

MGDBETAOPSSTK 06-22